                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): March 18, 1998


                      WPS Receivables Corporation on behalf
                of the WestPoint Stevens Receivables Master Trust
             (Issuer in respect of the WestPoint Stevens Receivables
                  Master Trust Floating Rate Trade Receivables
                   Participation Certificates, Series 1994-1)
             -------------------------------------------------------
             (Exact name of registrant as specified on its charter)



         Delaware                       33-76956               58-2080658
 ----------------------------     ---------------------    -------------------
 (State or other jurisdiction     (Commission File No.)     (I.R.S. Employer
      of incorporation                                     Identification No.)
      or organization)


 507 West 10th Street, West Point, Georgia                      31833
-------------------------------------------                   ----------
  (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:     (706) 645-4248
                                                        --------------


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.        Other Events.

               The Registrant is filing the exhibit listed in Item 7 below.

Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits.

Exhibit 99.2   Monthly Settlement Statement for the Floating Rate Trade
               Receivables Participation Certificates, Series 1994-1 with respect to the March 18, 1998 Distribution Date.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the WestPoint Stevens Receivables Master Trust by the undersigned, hereunto duly authorized.


                                       WESTPOINT STEVENS RECEIVABLES
                                       MASTER TRUST

                                       By: WPS RECEIVABLES CORPORATION,
                                            as Depositor




                                       By: /s/ Craig J. Berlin
                                          -------------------------------------
                                               Craig J. Berlin
                                               President


Date: March 18, 1998

                                  EXHIBIT LIST


Exhibit
-------
 99.2     Monthly Settlement Statement for the Floating Rate Trade Receivables
          Participation Certificates, Series 1994-1 with respect to the March
          18, 1998 Distribution Date